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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



               Date of report (Date of earliest event reported):
                                 March 8, 2004


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                        333-97955                 13-3320910
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(State or Other Jurisdiction     (Commission              (IRS Employer
of Incorporation)                File Number)              Identification No.)

 11 Madison Avenue, New York, New York                        10010
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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         (Former Name or Former Address, if Changed Since Last Report)

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(Address of Principal Executive Offices)                        (Zip Code)

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Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston LLC that are required to be filed pursuant to such letter. The ABS Term Sheet, listed as Exhibit 99.1 hereto, are filed on Form SE dated March 8, 2004.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.  Description

99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE dated March 8, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   March 8, 2004


                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.




                                    By:  /s/ Jeffrey Altabef
                                         ------------------------
                                         Name:    Jeffrey Altabef
                                         Title:   Director

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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.

99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE dated March 8, 2004.

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                                  EXHIBIT 99.1

          ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE